2021 CIP Exhibit 10.5 CHEVRON INCENTIVE PLAN (Amended and Restated Effective January 1, 2021)

i 2021 CIP TABLE OF CONTENTS SECTION I. PURPOSE .........................................................................................................1 SECTION II. EFFECTIVE DATE ..........................................................................................1 SECTION III. DEFINITIONS..................................................................................................1 (a) “Award” ......................................................................................................................1 (b) “Benefit Protection Period”..........................................................................................1 (c) “Board” .......................................................................................................................1 (d) “Business in Competition” ...........................................................................................1 (e) “Change in Control” ....................................................................................................1 (f) “Code”.........................................................................................................................1 (g) “Committee”................................................................................................................2 (h) “Corporation” ..............................................................................................................2 (i) “Corporation Confidential Information”.......................................................................2 (j) “Director” ....................................................................................................................2 (k) “Document” .................................................................................................................2 (l) “Eligible Employee” ....................................................................................................2 (m) “Executive Committee” ...............................................................................................2 (n) “Independent Director” ................................................................................................3 (o) “Misconduct”...............................................................................................................3 (p) “Participant” ................................................................................................................4 (q) “Payroll”......................................................................................................................4 (r) “Performance Year” .....................................................................................................4 (s) “Plan” ..........................................................................................................................4 (t) “Rules” ........................................................................................................................4 (u) “Subsidiary” ................................................................................................................4 (v) “Successors or Assigns” ..............................................................................................4 (w) “Termination”, “Terminated”, or “Terminates” ............................................................5 SECTION IV. ADMINISTRATION ........................................................................................5 (a) Composition of the Committee ....................................................................................5 (b) Actions by the Committee ............................................................................................5 (c) Powers of the Committee .............................................................................................5 (d) Liability of Committee Members .................................................................................6 (e) Administration of the Plan Following a Change in Control ..........................................6 SECTION V. AWARDS UNDER THE PLAN .......................................................................6 (a) Discretion to Grant Awards .........................................................................................6 (b) Awards Payable After Change in Control.....................................................................6 (c) Effect of Mandatory Wage Controls.............................................................................7 SECTION VI. PAYMENT OF AWARDS ...............................................................................7 (a) Non-Deferred Awards ..................................................................................................7 (b) Deferral of Awards ......................................................................................................7

ii 2021 CIP SECTION VII. ASSIGNABILITY ............................................................................................7 SECTION VIII. FORFEITURE FOR MISCONDUCT ...............................................................8 SECTION IX. AMENDMENT OF THE PLAN OR AWARDS ...............................................8 SECTION X. GENERAL PROVISIONS ................................................................................9 (a) Participant’s Rights Unsecured ....................................................................................9 (b) Authority to Establish a Grantor Trust. ........................................................................9 (c) Awards in Foreign Countries .......................................................................................9 (d) Costs of the Plan ..........................................................................................................9 (e) Binding Effect of Plan .................................................................................................9 (f) No Waiver of Breach ...................................................................................................9 (g) No Right to Employment .............................................................................................9 (h) Choice of Law ........................................................................................................... 10 (i) Severability................................................................................................................ 10 SECTION XI. EXECUTION ................................................................................................. 10

1 2021 CIP CHEVRON INCENTIVE PLAN (Amended and Restated Effective January 1, 2021) SECTION I. PURPOSE. The purpose of the Chevron Incentive Plan is to obtain, develop, retain and reward high caliber employees, stimulate constructive and imaginative thinking, and contribute to the growth and profits of the Corporation. SECTION II. EFFECTIVE DATE. The Plan, formerly known as the Management Incentive Plan of Chevron Corporation, was adopted effective January 1, 1966 and approved by the Corporation’s stockholders at the Annual Meeting on May 5, 1966. The Plan has been amended and restated at various times, including effective January 1, 2008. The Plan, effective, January 1, 2008, was also the successor to the Chevron Success Sharing Program. This Restatement shall apply to all Plan distributions made after December 31, 2020. SECTION III. DEFINITIONS. For purposes of Plan, the following terms have the meanings set forth below: (a) “Award” means a cash payment approved by the Committee under Section V. of the Plan. (b) “Benefit Protection Period” means the period commencing on the date six months prior to the public announcement of a proposed transaction which, when effected, is a Change in Control and ending on the earlier of the date which is two years after the date of a Change in Control or the date on which the Corporation makes a public announcement that it has abandoned plans to effect the transaction that would have constituted a Change in Control. (c) “Board” means the Board of Directors of the Corporation. (d) “Business in Competition” means any person, organization or enterprise which is engaged in or is about to be engaged in any line of business engaged in by the Corporation at such time. (e) “Change in Control” means a “change in control” of the Corporation as defined in Article VI. of the By-Laws of the Corporation, as such By-Laws may be amended from time to time. (f) “Code” means the Internal Revenue Code of 1986, as amended.

2 2021 CIP (g) “Committee” means the committee of the Board that it appoints to administer the Plan. In the absence of specific action by the Board, the Board shall be deemed to have appointed the Board’s Management Compensation Committee. (h) “Corporation” means Chevron Corporation, a Delaware corporation, or any Successors or Assigns. Where the context shall permit, “Corporation” shall include the Subsidiaries of Chevron Corporation. (i) “Corporation Confidential Information” includes: (1) Information embodied in inventions, discoveries and improvements, whether patentable or unpatentable, including trade secrets; (2) Geological and geophysical data and analyses thereof, well information, discoveries, development initiatives, reserves, offshore bidding strategies, potential value of unleased offshore acreage, exploration and other business strategies and investment plans, business methods, current and planned technology, processes and practices relating to the existence of, exploration for, or the development of oil, gas, or other potentially valuable raw material, product, mineral or natural resource of any kind; (3) Confidential personnel or Human Resources data; (4) Customer lists, pricing, supplier lists, and Corporation processes; (5) Any other information having present or potential commercial value; and (6) Confidential information of any kind in possession of the Corporation, whether developed for or by the Corporation (including information developed by the Participant), received from a third party in confidence, or belonging to others and licensed or disclosed to the Corporation in confidence for use in any aspect of its business and without regard to whether it is designated or marked as such through use of such words as “classified,” “confidential” or “restricted; Provided, however, that Corporation Confidential Information shall not include any information that is or becomes generally known through no wrongful act or omission of the Participant. However, information shall not fail to be Corporation Confidential Information solely because it is embraced by more general information available on a non-confidential basis. (j) “Director” means a member of the Board. (k) “Document” means any devices, records, data, notes, reports, abstracts, proposals, lists, correspondence (including e-mails), specifications, drawings, blueprints, sketches, materials, equipment, reproductions of any kind made from or about such documents or information contained therein, recordings, or similar items. (l) “Eligible Employee” means any individual who is an employee on the Payroll. (m) “Executive Committee” means the Executive Committee of the Corporation.

3 2021 CIP (n) “Independent Director” means a member of the Board that is independent of the Corporation within the meaning of the rules of the New York Stock Exchange and the Corporation’s Corporate Governance Guidelines. (o) “Misconduct” of a Participant means: The Corporation has been required to prepare an accounting restatement due to material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, and the Committee has determined in its sole discretion that the Participant: (A) Had knowledge of the material noncompliance or circumstances giving rise to such noncompliance and willfully failed to take reasonable steps to bring it to the attention of appropriate individuals within the Corporation; or (B) Knowingly engaged in practices which materially contributed to the circumstances that enabled such material noncompliance to occur; (i) A Participant commits an act of embezzlement, fraud or theft with respect to the property of the Corporation, materially violates the Corporation’s conflict of interest policy, or breaches his or her fiduciary duty to the Corporation; (ii) A Participant, while still employed by the Corporation: (C) Willfully misappropriates or discloses to any person, firm or corporation any Corporation Confidential Information, unless the Participant is expressly authorized by the Corporation’s management to disclose such Corporation Confidential Information, pursuant to a written non-disclosure agreement that sufficiently protects it; (D) Directly or indirectly engages in, commences employment with, or materially renders services, advice or assistance to any Business in Competition with the Corporation other than on behalf of the Corporation; (E) Induces or attempts to induce, directly or indirectly, any of the Corporation’s customers, employees, representatives or consultants to terminate, discontinue or cease working with or for the Corporation, or to breach any contract with the Corporation, in order to work with or for, or enter into a contract with, the Participant or any third party other than when such action is taken on behalf of the Corporation; (i) A Participant willfully fails to promptly return all Documents and other tangible items belonging to the Corporation that are in his or her possession or control upon termination of employment, whether pursuant to retirement or otherwise; (ii) A Participant willfully commits an act which, under applicable law, constitutes the misappropriation of a Corporation trade secret or otherwise violates the law of unfair competition with respect to the Corporation; including, but not limited to, unlawfully: (F) Using or disclosing Corporation Confidential Information; or

4 2021 CIP (G) Soliciting (or contributing to the soliciting of) the Corporation’s customers, employees, representatives, or consultants to: (i) Terminate, discontinue or cease working with or for the Corporation; or (ii) To breach any contract with the Corporation, in order to work with or for, or enter into a contract with, the Participant or any third party; (a) A Participant willfully fails to inform any new employer of the Participant’s continuing obligation to maintain the confidentiality of the trade secrets and other Corporation Confidential Information obtained by the Participant during the term of his or her employment with the Corporation; (b) The Committee shall determine in its sole discretion whether the Participant has engaged in any of the acts set forth in subsections (1) through (6) above, and its determination shall be conclusive and binding on all interested persons. (p) “Participant” means an Eligible Employee who receives an Award under the Plan. (q) “Payroll” means the system used by the Corporation to pay those individuals it regards as Corporation employees for their services and to withhold employment taxes from the compensation it pays to such employees. “Payroll” does not include any system the Corporation uses to pay individuals whom it does not regard as Corporation employees and for whom it does not actually withhold employment taxes (including, but not limited to, individuals it regards as independent contractors) for their services. (r) “Performance Year” means the Corporation’s fiscal year with respect to which the Committee makes Awards to Eligible Employees under the Plan. (s) “Plan” means the Chevron Incentive Plan, as amended from time to time. Previously, the Chevron Incentive Plan was known as the Management Incentive Plan of Chevron Corporation. (t) “Rules” mean the rules promulgated by the Committee within its sole discretion to administer the Plan. (u) “Subsidiary” means any corporation or entity with respect to which the Corporation, one or more Subsidiaries, or the Corporation together with one or more Subsidiaries, owns not less than eighty percent (80%) of the total combined voting power of all classes of stock entitled to vote, or not less than eighty percent (80%) of the total value of all shares of all classes of stock. (v) “Successors or Assigns” means a corporation or other entity acquiring all or substantially all the assets and business of the Corporation (including the Plan) whether by operation of law or otherwise, including any corporation or other entity effectuating a Change in Control of the Corporation.

5 2021 CIP (w) “Termination”, “Terminated”, or “Terminates” means that an Eligible Employee’s formal employment relationship with the Corporation has ended, including by reason of death. A formal employment relationship with the Corporation cannot exist unless an individual is on the Payroll. SECTION IV. ADMINISTRATION. The Plan shall be administered by the Committee. (a) Composition of the Committee. (1) The Committee shall consist of two or more persons appointed by the Board from time to time. To the extent required by Section 303A.05 of the New York Stock Exchange listing requirements (the “NYSE Rules”), all members of the Committee shall be Independent Directors. Notwithstanding the foregoing, if the Committee is not composed exclusively of Independent Directors, then to the extent required by the NYSE Rules, Awards under the Plan with respect to executive officers shall be administered either by a subcommittee consisting of all Committee members who qualify as Independent Directors, or by a different committee appointed by the Board in accordance with the NYSE Rules. (2) The Board shall appoint one (1) of the members of the Committee as chair. (3) The Board may from, time to time, remove members from, add members to, or fill vacancies on the Committee, in its sole discretion, subject to the requirements of paragraphs (a)((1) and (a)(2) above. (b) Actions by the Committee. The Committee shall hold meetings at such times and places as it may determine. Acts approved by a majority of the members of the Committee present at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. (c) Powers of the Committee. (1) The Committee shall have the authority to administer the Plan in its sole discretion. The Committee’s authority includes the rights to: (A) Construe and interpret the Plan and any Award; (B) Promulgate, amend, interpret, and rescind Rules relating to the implementation of the Plan; (C) Select which Eligible Employees to whom to make an Award and under what conditions; (D) Determine the Award amount; (E) Determine other terms and conditions of Awards;

6 2021 CIP (F) Adopt procedures for the disposition of Awards in the event of a Participant’s divorce or dissolution of marriage; and (G) Make all other determinations necessary or advisable for the administration of the Plan. (2) Notwithstanding Section IV.(c)(1) of the Plan: (A) No provision in the Plan referencing the Committee’s discretion shall be construed as granting the Committee the authority to exercise discretion in a manner that is inconsistent with the Plan; (B) Adoption of Rules by the Committee is an exercise of the Committee’s discretion. Once adopted, the Committee may not exercise additional discretion that is inconsistent with the Rules without amending the Rules; and (3) Subject to the requirements of applicable law, the Committee may designate the Corporation’s Executive Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate in its sole discretion; provided, however, the Committee may not delegate its authority with regard to the selection for participation of or the grant of Awards to persons in salary classification PSG 41 or above (or at a level determined by the Committee in its sole discretion to be the equivalent under a successor salary classification system). The Executive Committee may further delegate this function as it deems appropriate. The Committee may also designate the Corporation’s Vice President, Human Resources, to perform the day-to-day administrative tasks as may be necessary for the Committee’s administration of the Plans. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive and binding upon all persons participating in the Plan and any person validly claiming under or through persons participating in the Plan. (d) Liability of Committee Members. No member of the Board or the Committee shall be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any Award under it. (e) Administration of the Plan Following a Change in Control. Within thirty (30) days after the occurrence of a Change in Control, the Committee shall appoint an independent organization which shall thereafter administer the Plan and have all of the powers and duties formerly held and exercised by the Committee with respect to the Plan as provided in Section IV.(c). Upon such appointment, the Committee shall cease to have any responsibility with respect to the administration of the Plan. SECTION V. AWARDS UNDER THE PLAN. (a) Discretion to Grant Awards. The Committee, in its discretion, may approve an Award under the Plan to any Eligible Employee for the Performance Year in any amount. (b) Awards Payable After Change in Control. Notwithstanding Section V.(a), the following shall apply with respect to Awards for the Performance Year in which a Change in

7 2021 CIP Control occurs (and for the prior Performance Year to the extent such Awards have not been granted prior to the Change in Control): (1) Eligible Employees below PSG 44 shall be entitled to receive an Award for such Performance Year(s) in an amount that is not less than that Eligible Employee’s target Award, as may be established from time-to-time by the Committee; provided that such Eligible Employee: (A) Received an Award for the Performance Year for which the Award had been paid prior to the Change in Control; (B) Would have received such an Award but for his or her performance; and (C) Is an otherwise similarly situated Eligible Employee, who shall be determined by the independent organization appointed by the Committee pursuant to Section IV.(e) on the basis of the Committee’s practices in the Performance Year for which the Committee last determined Awards. (i) Such Awards shall be prorated for the portion of the year the employee is an Eligible Employee during the Performance Year. (ii) Eligible Employees above PSG 43 shall be entitled to receive an Award, if any, for such Performance Year(s) as determined by the independent organization appointed by the Committee pursuant to Section IV.(e). (2) All such Awards shall be vested upon grant. (c) Effect of Mandatory Wage Controls. Notwithstanding anything in this Section V. to the contrary, the Committee may cancel the payment of all or any part of an Award under the Plan if the Committee determines that the payment of such Award or part thereof would violate any mandatory wage controls in effect at the time payment would otherwise be made. SECTION VI. PAYMENT OF AWARDS. (a) Non-Deferred Awards. Non-deferred Awards shall be paid in the form of a cash lump sum in the Payroll for which payment is scheduled by the Corporation, which in no event shall be later than two and one-half (2 ½) months following the later of the end of the calendar year or the Performance Year in which the Committee makes the Award. (b) Deferral of Awards. Deferral of Awards shall be determined under the terms of the Chevron Corporation Deferred Compensation Plan for Chevron Employees II (or any successor plan), its Rules, and in compliance with the requirements of Section 409A of the Code. SECTION VII. ASSIGNABILITY. Except as otherwise determined by the Committee, or a domestic relations order enforceable under applicable law, a Participant’s Award or the interest, if any, of a Participant’s beneficiary may not be assigned, either by voluntary or involuntary assignment or by operation of

8 2021 CIP law, including, but without limitation, garnishment, attachment or other creditor’s process and any act in violation hereof shall be void. SECTION VIII. FORFEITURE FOR MISCONDUCT. Notwithstanding any other provision of the Plan to the contrary, if a Participant engages in Misconduct, the Committee (or its delegate) may determine that: (a) The Participant shall not receive any outstanding or future Awards pursuant to the Plan; (b) The Corporation may demand repayment of any Award received after June 29, 2005 with respect to a period after the date of the Participant’s Misconduct; provided that, following a Change in Control, this Section VIII. shall apply only in the event of Misconduct as defined in Section III.(o)(1) and (2) of the Plan; and (c) Any provision of this Section VIII. which is determined by a court of competent jurisdiction to be invalid or unenforceable should be construed or limited in a manner that is valid and enforceable and that comes closest to the business objectives intended by such invalid or unenforceable provision, without invalidating or rendering unenforceable the remaining provisions of this Section VIII. SECTION IX. AMENDMENT OF THE PLAN OR AWARDS. The Board may, at any time, alter, amend or terminate the Plan, provided: (a) Subject to Sections V.(c), no amendment, suspension or termination of the Plan nor any amendment, cancellation or modification of any Award outstanding under it that would adversely affect the right of any Participant in an Award or grant previously made under the Plan shall be effective without the written consent of the affected Participant except to the extent necessary to comply with applicable law (including compliance with any provision of law concerning favorable taxation); and (b) No amendment, revision, suspension or discontinuation of the Plan (including any amendment to this Section IX.) approved by the Board during the Benefit Protection Period under Change in Control shall be valid or effective if such amendment, revision, suspension or discontinuation would alter the provisions of Section IV.(e), Section V(b), or this Section IX. or adversely affect an Award outstanding under the Plan without the written consent of the affected Participant; provided, however, any amendment, revision, suspension or discontinuation may be effected, even if so approved after the public announcement of the proposed transaction which effected, would have constituted a Change in Control, if: (1) The alteration, amendment or termination is approved after any plans have been abandoned to effect the transaction which, if effected, would have constituted a Change in Control and the event which would have constituted the Change in Control has not occurred; and (2) Within a period of six months after such approval, no other event constituting a Change in Control shall have occurred, and no public announcement of a proposed

9 2021 CIP event which would constitute a Change in Control shall have been made, unless thereafter any plans to effect the Change in Control have been abandoned and the event which would have constituted the Change in Control has not occurred. (3) Any alteration, amendment or termination of the Plan which is approved by the Board prior to a Change in Control at the request of a third party who effectuates a Change in Control shall be deemed to be an alteration, amendment or termination approved during the Benefit Protection Period. SECTION X. GENERAL PROVISIONS. (a) Participant’s Rights Unsecured. A Participant shall have no rights other than those of a general creditor of the Corporation. Awards shall represent unfunded and unsecured obligations against the general assets of the Corporation. (b) Authority to Establish a Grantor Trust. The Committee is authorized in its sole discretion to establish a grantor trust for the purpose of providing security for the payment of Awards under the Plan; provided, however, that no Participant shall be considered to have a beneficial ownership interest (or any other sort of interest) in any specific asset of the Corporation or of its subsidiaries or affiliates as a result of the creation of such trust or the transfer of funds or other property to such trust. (c) Awards in Foreign Countries. The Committee shall have the authority to adopt such modifications, procedures and sub-plans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Corporation may operate to assure the viability of the benefits of Awards made to Participants employed in such countries and to meet the intent of the Plan. (d) Costs of the Plan. The costs and expenses of administering the Plan shall be borne by the Corporation. (e) Binding Effect of Plan. The Plan shall be binding upon and shall inure to the benefit of the Corporation, its Successors or Assigns and the Corporation shall require any Successor or Assign to expressly assume and agree to perform the Plan in the same manner and to the same extent that the Corporation would be required to perform it if no such Succession or Assignment had taken place. (f) No Waiver of Breach. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of the Plan to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions of conditions at the same or at any prior or subsequent time. (g) No Right to Employment. Neither the Plan, its Rules, nor any Award granted under the Plan shall be deemed to give any individual a right to remain employed by the Corporation. The Corporation reserve the right to Terminate any Eligible Employee at any time and for any reason, which right is hereby reserved.

10 2021 CIP (h) Choice of Law. The Plan shall be administered, construed and governed in accordance with the Code, and the laws of the State of California, but without regard to its conflict of law rules. Notwithstanding the foregoing, domestic relations orders and the Section III.(o) definition of Misconduct shall be subject to the jurisdiction’s law that would otherwise be applicable, but without regard to that particular jurisdiction’s conflict of laws rules. (i) Severability. The provisions of the Plan shall be deemed severable and the validity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. SECTION XI. EXECUTION. Approved by the Board at a meeting held on January 27, 2021 and effective January 1, 2021 and executed pursuant to the Board’s delegation. By /s/ Enrique Hernandez, Jr. Date January 27, 2021 Enrique Hernandez, Jr. Chair, Management Compensation Committee